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                                                                    EXHIBIT 10.3

                                Irrevocable Proxy

         The undersigned Stockholder of Advanced Communication Systems, Inc., a Delaware corporation (the "Company"), hereby appoints and constitutes The Titan Corporation, a Delaware corporation ("Acquiror"), the attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's voting rights with respect to (a) the outstanding shares of common stock, par value $.01 per share, of the Company (the "Company Common Stock") or any other capital stock of the Company (collectively with the Company Common Stock, the "Capital Stock") owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (b) any and all other shares of Capital Stock of the Company which the undersigned may acquire on or after the date hereof, provided that this proxy automatically shall be revoked with respect to any shares of Capital Stock that are sold, transferred or otherwise disposed of by the undersigned in accordance with the Company Stockholders Agreement (as hereinafter defined) ("Transferred Stock") effective as of the date of such sale, transfer or other disposition ("Date of Disposition"). Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Capital Stock are hereby revoked, and the undersigned agrees that no subsequent proxy will be given with respect to the voting of any of the Capital Stock (other than Transferred Stock after the Date of Disposition given by the purchaser, transferee or other beneficiary of such other disposition with respect to such stock) except to the extent that such proxies do not prevent the voting of this proxy in favor of the transactions described herein.

         This proxy is coupled with an interest and irrevocable. This proxy is granted (i) in connection with the execution and delivery of the Company Stockholders Agreement, dated as of the date hereof, among Acquiror and the undersigned (the "Company Stockholders Agreement") and (ii) in consideration of Acquiror entering into the Agreement and Plan of Merger, dated as of the date hereof, among Acquiror, A T Acquisition Corp., a Delaware corporation (the "Merger Sub") and the Company (the "Merger Agreement").

         The proxy named above (and its successors) will, prior to the Termination Date (as hereinafter defined), be empowered, and may exercise this proxy, to vote the Capital Stock at any meeting of the Stockholders of the Company, however called, or in connection with any solicitation of written consents from Stockholders of the Company, called or solicited, as the case may be, for the purpose of voting on the Merger Agreement and the transactions contemplated thereby in favor of the approval and adoption of the Merger Agreement and the approval of the merger contemplated thereby, and in favor of each of the other actions contemplated by the Merger Agreement. The undersigned may vote the Capital Stock on all other matters.

         This proxy shall be binding upon the representatives, successors and permitted assigns of the undersigned.



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         If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

         This proxy and the rights contained herein shall terminate upon the termination of the Company Stockholders Agreement as provided therein (the "Termination Date").

Date:  December 9, 1999

                                    /s/ George A. Robinson
                                    -------------------------------
                                    George A. Robinson

                                    /s/ Barbara. Robinson
                                    -------------------------------
                                    Barbara Robinson


                                    Number of shares of common stock and other capital stock of the Company owned of record and beneficially as of the date of this proxy: 847,500




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